LETTER OF TRANSMITTAL

                        To Tender Shares of Common Stock

                                       of

                                KLEINERT'S, INC.

                        Pursuant to the Offer to Purchase

                              Dated April 15, 1997

     The Offer and Withdrawal Rights will expire at 5:00 p.m., Philadelphia, Pennsylvania Time, on May 30, 1997, unless the Offer is extended.

                                    --------

     THE INSTRUCTIONS IN THIS LETTER OF TRANSMITTAL SHOULD BE CAREFULLY READ BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

                                    --------

     This Letter of Transmittal should be sent to American Stock Transfer and Trust Co., the Depositary, at the following address:

                 By Mail, Overnight Courier or Hand Delivery to:
                           40 Wall Street, 46th Floor
                            New York, New York 10005

                           By Facsimile Transmission:
                                  718-234-5001

                     To Confirm Facsimile Transmission Call:
                                  800-937-5449

                         ------------------------------

DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE TRANSMISSION NUMBER OTHER THAN THE ONE LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

                         ------------------------------

     This Letter of Transmittal is to be used either if certificates are to be forwarded herewith or if delivery of Shares (as defined below) is to be made by book-entry transfer to an account maintained by the Depositary at The Depository Trust Company or the Philadelphia Depository Trust Company (individually, a "Book-Entry Transfer Facility" and collectively, the "Book-Entry Transfer Facilities") pursuant to the procedures set forth in Section 2 of the Offer to Purchase (as defined below).

     Shareholders whose certificates are not immediately available or who cannot deliver their Shares and all other documents required hereby to the Depositary, or who are unable to complete the procedures for book-entry transfer, prior to the Expiration Date (as defined in the Offer to Purchase), must tender their Shares according to the guaranteed delivery procedure set forth in Section 2 of the Offer to Purchase. See Instruction 1. Delivery of this Letter of Transmittal and the other required documents to a Book-Entry Transfer Facility does not constitute delivery to the Depositary.

/ / CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE DEPOSITARY WITH A BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN A BOOK-ENTRY TRANSFER FACILITY MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER):

Name of Tendering Institution _________________________________________________

Check Box of Applicable Book-Entry Transfer Facility:

/ / The Depository Trust Company
/ / Philadelphia Depository Trust Company

    Account Number ____________________________________________________________

    Transaction Code Number ___________________________________________________



/ / CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF
    GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE
    FOLLOWING:

    Name(s) of Registered Owner(s) ____________________________________________

    Window Ticket Number (if any) _____________________________________________

    Date of Execution of Notice of Guaranteed Delivery ________________________

    Check Box of Applicable Book-Entry Transfer Facility, if Delivered by Book-Entry Transfer:

/ / The Depository Trust Company
/ / Philadelphia Depository Trust Company

    Account Number ____________________________________________________________

    Transaction Code Number ___________________________________________________

                                    IMPORTANT

THE MAXIMUM NUMBER OF SHARES THAT CAN BE TENDERED BY A SHAREHOLDER IS 1,000 SHARES (THE "MAXIMUM TENDER AMOUNT"), INCLUDING ALL SHARES TENDERED FOR WHICH THE SHAREHOLDER IS THE HOLDER OF RECORD PLUS ALL SHARES WHICH SUCH SHAREHOLDER BENEFICIALLY OWNS IN "STREET NAME" THROUGH A BROKER, DEALER, COMMERCIAL BANK, TRUST COMPANY OR OTHER NOMINEE. CONSEQUENTLY, MULTIPLE ACCOUNTS REGISTERED IN A SHAREHOLDER'S NAME WILL BE CONSIDERED AS A SINGLE ACCOUNT FOR PURPOSES OF CALCULATING WHETHER A SHAREHOLDER HAS TENDERED THE MAXIMUM TENDER AMOUNT. HOWEVER, ACCOUNTS IN WHICH THE SHAREHOLDER IS DESIGNATED IN DIFFERENT CAPACITIES BUT OVER WHICH THE SHAREHOLDER EXERCISES CONTROL (E.G., TRUST ACCOUNTS, CUSTODIAL ACCOUNTS AND JOINT ACCOUNTS) WILL BE CONSIDERED SEPARATE ACCOUNTS, EACH ENTITLED TO TENDER THE MAXIMUM TENDER AMOUNT.

ALL BROKERS, DEALERS, COMMERCIAL BANKS, TRUST COMPANIES AND OTHER NOMINEES TENDERING ON BEHALF OF A SHAREHOLDER WHOSE SHARES THEY HOLD ON ACCOUNT MUST COLLECTIVELY TENDER NO MORE THAN THE MAXIMUM TENDER AMOUNT FOR EACH SUCH SHAREHOLDER.


===========================================================================================================
BOX 1                                   DESCRIPTION OF SHARES TENDERED
===========================================================================================================
                                Name(s) and Address(es) of Registered Owner(s)
                                (Please fill in, if blank, exactly as Names(s)
                                          appear(s) on certificate(s))
===========================================================================================================
                                                 Certificate         Total Number
                                                   Number(s)           of Shares              Number
                                                                    Represented by           of Shares
                                                                    Certificate(s)(1)       Tendered(2)
                                              -------------------------------------------------------------

                                              -------------------------------------------------------------

                                              -------------------------------------------------------------

                                              -------------------------------------------------------------

                                              -------------------------------------------------------------
                                                 Total Shares
===========================================================================================================

1.   Need not be completed by Book-Entry Shareholders.

2. The Maximum Tender Amount is 1,000 Shares. If the certificates you hold evidence more than 1,000 Shares, or if you otherwise desire to tender fewer than all Shares evidenced by any of the certificates listed above, please indicate in this column the number of Shares you wish to tender. Otherwise, all Shares evidenced by such certificates, up to 1,000 Shares, will be deemed to have been tendered.

Ladies and Gentlemen:

     Kleinert's, Inc., a Pennsylvania corporation (the "Company"), is offering to purchase from each record holder of its Common Stock, par value $1.00 per share ("Common Stock" or "Shares"), and from each beneficial holder of Shares who holds such Shares in "street name" through a broker, dealer, commercial bank, trust company or other nominee (individually a "Record Holder" and collectively, "Record Holders"), up to 1,000 Shares owned by such Record Holder (the "Maximum Tender Amount"), at a purchase price of $18.00 per Share, net to the seller in cash, without interest thereon, in accordance with the terms and conditions of the Company's Offer to Purchase dated April 15, 1997 (the "Offer to Purchase"), receipt of which is hereby acknowledged, and this Letter of Transmittal (which together constitute the "Offer").

     The undersigned hereby tenders to the Company the Shares described in Box 1 (up to the Maximum Tender Amount), for purchase at $18.00 per Share, net to the seller in cash, without interest thereon in accordance with the terms and subject to the conditions of the Offer.

     Subject to and effective upon acceptance for payment of the Shares tendered herewith, in accordance with the terms and subject to the conditions of the Offer (including, if the Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to the Company all of the right, title and interest in and to all of the Shares tendered hereby, or orders the registration of such Shares delivered by book-entry transfer, and irrevocably constitutes and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares, with full power of substitution, to deliver certificates for such Shares or transfer ownership of such Shares on the account books maintained by a Book-Entry Transfer Facility, together, in such case, with all accompanying evidence of transfer and authenticity to the Company. The power of attorney granted in this paragraph shall be deemed to be irrevocable and coupled with an interest.

     The undersigned hereby represents and warrants to the Company that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered herewith, and that, when such Shares are accepted for payment by the Company, the Company will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges, encumbrances, conditional sales agreements or other obligations relating to their sale or transfer, and not subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or Company to be necessary or desirable to complete the exchange, assignment and transfer of the tendered Shares.

     The undersigned understands that the valid tender of Shares pursuant to any one of the procedures described in Section 2 of the Offer to Purchase and in the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Offer.

     The undersigned recognizes that, under certain circumstances set forth in the Offer to Purchase, the Company may terminate or amend the Offer or may not be required to accept for payment any of the Shares tendered herewith or may accept for payment fewer than all the Shares tendered herewith.

     Unless otherwise indicated herein in Box 2 under "Special Payment Instructions," please issue the check for the purchase price of any Shares purchased, and/or return or issue any certificates for Shares not tendered or accepted for payment, in the name(s) of the registered holder(s) appearing in Box 1 under "Description of Shares Tendered." Similarly, unless otherwise indicated in Box 3 under "Special Delivery Instructions," please mail the check for the purchase price of any Shares purchased, and/or any certificates evidencing Shares not tendered or accepted for payment to the address(es) of the registered holder(s) appearing in Box 1 under "Description of Shares Tendered." In the event that both the Special Delivery Instructions and the Special Payment Instructions are completed, please issue the check for the purchase price of any Shares purchased, and/or issue or return any certificates evidencing Shares not tendered or accepted for payment in the name(s) of, and mail said check and/or any certificates to, the person or persons so indicated. In the case of a book-entry delivery of Shares, please credit the account maintained at the Book-Entry Transfer Facility indicated above with any Shares not accepted for payment. The undersigned recognizes that the Company has no obligation pursuant to the Special Payment Instructions to transfer any Shares from the name of the registered holder(s) thereof if the Company does not accept for payment any of the Shares so tendered.

     All authority herein conferred or agreed to be conferred shall survive the death or incapacity of each of the undersigned, and all obligations of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of such undersigned.

===============================================================================
BOX 2                     SPECIAL PAYMENT INSTRUCTIONS
                               (See Instruction 8)

===============================================================================

To be completed ONLY if the check for the purchase price and/or the certificate(s) for Shares not accepted for payment or not tendered are to be issued in the name of someone other than the undersigned.


Issue: |_| Check               |_| Certificates


Name __________________________________________________________________________
                                 (Please Print)

Address _______________________________________________________________________


_______________________________________________________________________________
                               (Include Zip Code)


_______________________________________________________________________________
                 (Tax Identification or Social Security Number)

===============================================================================




===============================================================================
BOX 3                     SPECIAL DELIVERY INSTRUCTIONS
                               (See Instruction 8)

===============================================================================

To be completed ONLY if the check for the purchase price and/or the certificate(s) for Shares not accepted for payment or not tendered are to be sent to someone other than the undersigned or to the undersigned at an address other than appearing in Box 1.


Issue: |_| Check               |_| Certificates


Name __________________________________________________________________________
                                 (Please Print)

Address _______________________________________________________________________


_______________________________________________________________________________
                               (Include Zip Code)


_______________________________________________________________________________
                 (Tax Identification or Social Security Number)

===============================================================================

===============================================================================
BOX 4                    ALL SHAREHOLDERS MUST SIGN HERE
                    (Also complete substitute Form W-9 below)
===============================================================================


-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                           (Signature(s) of Owner(s))

(Must be signed by registered holder(s) exactly as name(s) appear(s) on stock certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or any other person acting in a fiduciary or representative capacity, please set forth full title below. See Instruction 5)

Dated ___________________________________________________________________, 1997

Name(s) _______________________________________________________________________

_______________________________________________________________________________
                             (Please type or print)

Capacity (full title) _________________________________________________________

Address: ______________________________________________________________________

_______________________________________________________________________________
                               (Include Zip Code)

Daytime Area Code and Telephone Number ________________________________________

Tax Identification or
Social Security Number ________________________________________________________
                                (See Substitute Form W-9 Below)

===============================================================================
                            GUARANTEE OF SIGNATURE(S)
                     (If Required--See Instructions 1 and 5)
===============================================================================

Authorized Signature __________________________________________________________

Name __________________________________________________________________________
                                 (Please Print)

Name of Firm __________________________________________________________________

Address _______________________________________________________________________
                               (Include Zip Code)

Area Code and Telephone Number ________________________________________________

Date ____________________________________________________________________, 1997

===============================================================================

                                  INSTRUCTIONS

              Forming Part of the Terms and Conditions of the Offer

     1. Guarantee of Signature. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a financial institution (including most banks, savings and loan associations, and brokerage houses) that is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchange Medallion Program (each such entity hereinafter referred to as an "Eligible Institution"). Signatures on this Letter of Transmittal need not be guaranteed if (a) this Letter of Transmittal is signed by the registered owner of the Shares (which term, for purposes of this document, shall include any participant in one of the Book-Entry Transfer Facilities whose name appears on a security position listing as the owner of Shares) tendered herewith and such owner has not completed either of the boxes entitled "Special Payment Instructions" or "Special Delivery Instructions" on this Letter of Transmittal or (b) such Shares are tendered for the account of an Eligible Institution. See Instruction 5.

     2. Delivery of Letter of Transmittal and Shares; Guaranteed Delivery Procedures. This Letter of Transmittal is to be used only if (a) certificates are to be forwarded with it to the Depositary or (b) delivery of Shares is to be made by book-entry transfer pursuant to the procedure set forth in Section 2 of the Offer to Purchase. Certificates for all physically delivered Shares, or a confirmation of a book-entry transfer of all Shares delivered electronically into the Depositary's account at one of the Book-Entry Transfer Facilities, together in each case with a properly completed and duly executed Letter of Transmittal (or a facsimile thereof), with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Depositary at its address set forth on the front page of this Letter of Transmittal before the Expiration Date (as defined in Section 1 of the Offer to Purchase). Delivery of documents to one of the Book-Entry Transfer Facilities does not constitute delivery to the Depositary.

     Shareholders whose certificates are not immediately available (or who cannot follow the procedures for book-entry transfer on a timely basis), or who cannot transmit this Letter of Transmittal and all other required documents to reach the Depositary before the Expiration Date, may nevertheless tender their Shares pursuant to the guaranteed delivery procedure set forth in Section 2 of the Offer to Purchase. Pursuant to such procedure: (a) such tender must be made by or through an Eligible Institution, (b) the Depositary must receive (by hand, mail or facsimile transmission), before the Expiration Date, a properly completed and duly executed Notice of Guaranteed Delivery substantially in the form the Company has provided with the Offer to Purchase and (c) the certificates for all tendered Shares in proper form for transfer (or confirmation of a book-entry transfer of all such Shares into the Depositary's account at one of the Book-Entry Transfer Facilities), together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof) and any other documents required by this Letter of Transmittal, must be received by the Depositary within three (3) Nasdaq Stock Market National Market trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided in Section 2 of the Offer to Purchase.

     The method of delivery of all documents, including stock certificates, this Letter of Transmittal and any other required documents, is at the election and risk of the tendering shareholder. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended.

     No alternative, conditional or contingent tenders will be accepted, and no fractional Shares will be purchased. By executing this Letter of Transmittal (or a facsimile thereof), each tendering shareholder waives any right to receive any notice of the acceptance of such stockholder's tender.

     3. Inadequate Space. If the space provided in Box 1, entitled "Description of Shares Tendered," is inadequate, the certificate numbers and/or the number of Shares should be listed on a separate signed schedule and attached to this Letter of Transmittal.

     4. Partial Tenders and Unpurchased Shares. (Not applicable to shareholders who deliver Shares by book-entry transfer.) If fewer than all the Shares evidenced by any certificate delivered to the Depositary are to be tendered, fill in the number of Shares that are to be tendered, up to the Maximum Tender Amount, in Box 1 under the heading "Number of Shares Tendered." If such Shares are purchased, a new certificate for the remainder of the Shares evidenced by the old certificate(s) will be sent to and in the name of the registered holder(s) (unless so otherwise specified by such holder(s) having completed either of Box 2, "Special Payment Instructions," or Box 3, "Special Delivery Instructions," in this Letter of Transmittal) as soon as practicable following the expiration or termination of the Offer. All Shares represented by the certificate(s) listed and delivered to the Depositary, up to the Maximum Tender Amount, will be deemed to have been tendered unless otherwise indicated.

     5. Signatures on Letter of Transmittal; Stock Powers; Endorsements; Name Change.

     (a) If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered herewith, the signature(s) must correspond exactly with the name(s) written on the face of the certificates without any change whatsoever.

     (b) If any of the Shares tendered herewith are registered in the names of two or more joint owners, each such owner must sign this Letter of Transmittal.

     (c) If any of the Shares tendered herewith are registered in different names on different certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

     (d) If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered herewith, no endorsements of certificates or separate stock powers are required unless payment is to be made and/or certificates for Shares not tendered or not purchased are to be issued to a person other than the registered holder(s). If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares tendered herewith, however, the certificates must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear on the certificates for such Shares. Signatures on any such certificates or stock powers must be guaranteed by an Eligible Institution. See Instruction 1.

     (e) If this Letter of Transmittal is, or any certificates or stock powers are, signed by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing and proper evidence satisfactory to the Company of the authority of such person so to act must be submitted.

     (f) For a correction of name or for a change in name which does not involve a change in ownership, proceed as follows: For a change in name by marriage, etc., the Letter of Transmittal should be signed, e.g., "Mary Doe, now by marriage Mary Jones." For a correction in name, the Letter of Transmittal should be signed, e.g., "James E. Brown, incorrectly inscribed as J.E. Brown."

     6. Stock Transfer Taxes. The Company will pay any stock transfer taxes with respect to the transfer and sale of Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or certificates for Shares not tendered or accepted for purchase are to be registered in the name of, any person other than the registered holder, or if tendered certificates are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder or such person) payable on account of the transfer to such person will be deducted from the purchase price unless evidence satisfactory to the Company of the payment of such taxes or an exemption therefrom is submitted.

     7. Irregularities. All questions as to the number of Shares to be accepted and the validity, form, eligibility (including time of receipt) and acceptance for payment of any tender of Shares will be determined by the Company, in its sole discretion, which determination shall be final and binding on all parties. The Company reserves the absolute right to reject any or all tenders determined by it not to be in proper form or the acceptance for payment of which may, in the opinion of the Company's counsel, be unlawful. The Company also reserves the absolute right to waive any of the conditions of the Offer (except as provided in Section 5 of the Offer to Purchase) and any defect or irregularity in the tender of any particular Shares. The Company's interpretation of the terms and conditions of the Offer (including these instructions) shall be final and binding on all parties. No tender of Shares will be deemed properly made until all defects or irregularities have been cured or waived. None of the Company, the Depositary or any other person is or will be obligated to give notice of any defects or irregularities in tenders, and none of them will incur any liability for failure to give any such notice.

     8. Special Payment and Delivery Instructions. If a check is to be issued to, or any Shares not tendered or not purchased are to be returned in the name of, a person other than the person(s) signing this Letter of Transmittal or if a check or any certificates for Shares not tendered or not purchased are to be mailed to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal at an address other than that shown in the Box 1, "Description of Shares Tendered," Box 2, "Special Payment Instructions," and/or Box 3, "Special Delivery Instructions," on this Letter of Transmittal should be completed, and signatures must be guaranteed. See Instruction 1.

     9. Request for Assistance or Additional Copies. Requests for assistance and for additional copies of the offer to Purchase, this Letter of Transmittal and the Notice of Guaranteed Delivery may be directed to the Depositary.

     10. Substitute Form W-9. Except as provided below under "Important Tax Information," each tendering shareholder is required to provide the Depositary with a correct taxpayer identification number, i.e., social security number or employer identification number ("TIN"), on Substitute From W-9 which is provided under "Important Tax Information" below. Failure to provide the information on the form may subject the tendering shareholder to a penalty and 31% federal backup withholding tax imposed on the gross proceeds to be paid to such shareholder or other payee with respect to Shares purchase pursuant to the Offer.

     Facsimile copies of this Letter of Transmittal, properly completed and duly executed, will be accepted. This Letter of Transmittal, certificates for Shares and any other required documents should be sent or delivered by each shareholder of the Company or such shareholder's broker, dealer, commercial bank, trust company or their nominee to the Depositary at its address set forth above.

                            IMPORTANT TAX INFORMATION

     Under current U.S. federal income tax law, a shareholder whose tendered Shares are accepted for payment is required by law to provide the Depositary with such shareholder's correct TIN on the Substitute Form W-9 below. If the Depositary is not provided with the correct TIN, the Internal Revenue Service may subject the shareholder or other payee to a penalty. In addition, payments that are made to such shareholders or other payee with respect to Shares purchased pursuant to the Offer may be subject to 31% backup withholding for federal income tax purposes.

     Certain shareholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements and should indicate their status by writing "exempt" across the face of, and by signing and dating, the Substitute Form W-9. In order for a non-corporate foreign shareholder to qualify as an exempt recipient, such shareholder must submit a Form W-8, Certificate of Foreign Status, signed under penalties of perjury, attesting to that shareholder's exempt status. A Form W-8 can be obtained from the Depositary.

     If backup withholding applies, the Depositary is required to withhold 31% of such payments to be made to the shareholder or other payee. Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

Purpose of Substitute Form W-9

     To prevent backup federal income tax withholding in connection with payments that are made with respect to Shares tendered in the Offer, you must provide the Depositary with your correct TIN by completing the Substitute Form W-9 below, certifying that the TIN provided on Substitute Form W-9 is correct and that either (a) you have not been notified by the Internal Revenue Service that you are subject to backup withholding or (b) the Internal Revenue Service has notified you that you are no longer subject to backup withholding.

     If you have not been issued a TIN and have applied for one, or if you intend to apply for one in the near future, check the box in Part 3 and sign and date both the Substitute Form W-9 and the "Certificate of Taxpayer Awaiting Identification Number." You then have generally 60 days within which to provide the Depositary with your TIN and a new Substitute Form W-9. If you fail to do so, the Depositary will withhold 31% from any payments and distributions made to you thereafter until a TIN and new Substitute Form W-9 are provided.

What Number to Give the Depositary

     The shareholder is required to give the Depositary the TIN of the record owner of the Shares or of the last transferee appearing on the transfers attached to, or endorsed on, the certificates evidencing the Shares. If the Shares are registered in more than one name or are not registered in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.


=================================================================================================================================
                                     PAYER'S NAME: AMERICAN STOCK TRANSFER AND TRUST CO.
---------------------------------------------------------------------------------------------------------------------------------
                                           Part 1--PLEASE PROVIDE YOUR TIN IN
SUBSTITUTE                                 THE BOX AT RIGHT AND CERTIFY BY         ______________________________________________
                                           SIGNING AND DATING BELOW                             Social Security Number
Form W-9
                                                                                   OR
Department of the Treasury
Internal Revenue Service                                                           ______________________________________________
                                                                                            Employer Identification Number
Payer's Request for Taxpayer
Identification Number (TIN)

                                         ----------------------------------------------------------------------------------------
                                           Part 2--Certification Under Penalties   Part 3 --
                                           of Perjury, I certify that:

                                           (1) The number shown on this form is    Awaiting TIN / /
                                           my current taxpayer identification
                                           number (or I am waiting for a number
                                           to be issued to me) and

                                           (2) I am not subject to backup
                                           withholding either because I have not
                                           been notified by the Internal Revenue
                                           Service (the "IRS") that I am subject
                                           to backup withholdings as a result of
                                           a failure to report all interest or
                                           dividends, or the IRS has notified me
                                           that I am no longer subject to backup
                                           withholding.
                                         ----------------------------------------------------------------------------------------
                                           Certificate instructions-You must cross out item (2) in Part 2 above if you have been notified by the IRS that you are subject to backup withholding because of under reporting interest or dividends on your tax return. However, if after being notified by the IRS that you are subject to backup withholding you receive another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2).

                                           SIGNATURE ___________________________________________________ DATE _______________

                                           NAME _____________________________________________________________________________

                                           ADDRESS __________________________________________________________________________

                                           CITY ___________________________________________ STATE ______ ZIP CODE ___________

=================================================================================================================================


NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENT MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTION FORM W-9 FOR ADDITIONAL DETAILS. PLEASE REVIEW THE ENCLOSED INSTRUCTIONS FOR FORM W-9 FOR FURTHER GUIDANCE ON PROPERLY COMPLETING THE FORM.

               YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU
                CHECK THE BOX IN PART 3 OF SUBSTITUTION FORM W-9

-------------------------------------------------------------------------------

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver such an application in the near future. I understand that if I do not provide a taxpayer identification number within sixty (60) days, 31% of all reportable payments made to me thereafter will be withheld until I provide such a number.


__________________________________________________     ________________________
                    Signature                                    Date

===============================================================================

                        The Depositary for the Offer is:

                      American Stock Transfer and Trust Co.

                 By Mail, Overnight Courier or Hand Delivery to:
                           40 Wall Street, 46th Floor
                            New York, New York 10005

                           By Facsimile Transmission:
                                  718-234-5001

                     To Confirm Facsimile Transmission Call:
                                  800-937-5449



                                   ----------

     Any questions or requests for assistance or for additional copies of the Offer to Purchase, this Letter of Transmittal and the Notice of Guaranteed Delivery may be directed to the Depositary at its address and telephone number set forth above. Shareholders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Offer.